UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of Earliest Event Reported): December 17, 2009


                          Pacific Bepure Industry Inc.
             (Exact name of registrant as specified in its charter)

       Delaware                     333-149898                  26-1272059
(State of Incorporation)       (Commission File No.)       (IRS Employer ID No.)

             No. 78 Kanglong East Road, Yangdaili, Chendai Township
                   Jinjiang City, Fujian Province, P. R. China
                    (Address of Principal Executive Offices)

                             Tel: (86 595) 8677 0999
                             Fax: (86 595) 8677 5388
              (Registrant's Telephone Number, Including Area Code)

                              Wollemi Mining corp.
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
    Exchange Act (17 CFR 240.13e-4(c))
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ITEM 8.01 OTHER ITEMS

We have received approval from FINRA for changing our name from Wollemi Mining Corp. to Pacific Bepure Industry Inc., effective as of the opening of business on December 17, 2009. We have also been granted a new symbol on the OTC Bulletin Board. Our new symbol is "PBEP".

The name change is according to the Certificate of Amendment of Certificate of Incorporation (the "Amended Certificate of Incorporation"), effective as of November 12, 2009. The Amended Certificate of Incorporation was filed with the Secretary of State of State of Delaware on November 20, 2009. The Amended Certificate of Incorporation is contained in Exhibit 3.3 to our report on Form 8-K filed on November 12, 2009.

On December 17, 2009, we issued the press release annexed hereto as Exhibit
99.1.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

99.1 Press Release of the Company issued on December 17, 2009


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 17, 2009         PACIFIC BEPURE INDUSTRY INC.


                                By: /s/ Haiting Li
                                    --------------------------------------------
                                    Haiting Li
                                    Director, President, Chief Executive Officer


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